UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2013

(Date of earliest event reported)

RTI International Metals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953
(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania	15108-2973
(Address of Principal Executive Offices)	(Zip Code)

(412) 893-0026

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 12, 2013, RTI International Metals, Inc. (the “Company”) issued a press release (the “Press Release”) reporting certain updated preliminary financial results of the Company for the three and six month period ended June 30, 2013. A copy of the Press Release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

The Company disclosed in its Press Release that it has filed a Form 12b-25 notifying the Securities and Exchange Commission that it will be delayed in filing its financial results for the second quarter of 2013 on Form 10-Q due to the previously announced and ongoing review of the Company’s historic accounting methodology that impacts the timing of revenue recognition related to certain energy market projects. A copy of the Press Release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: August 12, 2013	By:	/s/ William T. Hull
	Name:	William T. Hull
	Title:	Senior Vice President and Chief Financial Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 12, 2013.